Exhibit 99.2

RESTATED CERTIFICATE OF INCORPORATION
OF
INNOVIVA, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Innoviva, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST:  That the name of this corporation is Innoviva, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on November 19, 1996 under the name Advanced Medicine, Inc.

SECOND:  That the Board of Directors duly adopted resolutions proposing to further amend and restate the Restated Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Restated Certificate of Incorporation of this corporation be further amended and restated in its entirety as follows:

ARTICLE I

The name of this corporation is Innoviva, Inc.

ARTICLE II

The address of the registered office of this corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock.  This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that this corporation is authorized to issue is 200,230,000 shares.  200,000,000 shares shall be Common Stock and 230,000 shares shall be Preferred Stock, each with a par value of $0.01 per share.

B.                                    Preferred Stock.

1.                                      Designation and Amount.  All 230,000 shares of Preferred Stock shall be designated as “Series A Junior Participating Preferred Stock”.

2.                                      Dividends and Distribution.

(a)                                 Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.  The “Adjustment Number” shall initially be 1,000.  In the event the Corporation shall at any time after the date upon which this Amended and Restated Certificate of Incorporation is accepted for filing by the Secretary of State of the State of Delaware (i) declare and pay any dividend on Common Stock or payable in shares of Common Stock (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock, that were outstanding immediately prior to such event.

(b)                                 The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(c)                                  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend

Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3.                                      Voting Rights.  The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a)                                 Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(b)                                 Except as required by law, by Section 3(c) and by Section 10 of this Article IV(B), holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(c)                                  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased automatically by two.  In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (a) of this Section 3.  Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).  Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(c) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior

Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.  If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends.  Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced automatically by two.  The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4.                                      Certain Restrictions.

(a)                                 Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)                                     declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)                                  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)                               purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)                                 The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.                                      Reacquired Shares.  Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof.  All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.                                      Liquidation, Dissolution or Winding Up.

(a)                                 Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(b)                                 In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(c)                                  Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.                                      Consolidation, Merger, Etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.                                      No Redemption.  Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.                                      Ranking.  The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.                               Amendment.   Notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Restated Certificate of Incorporation, at any time that any shares of Series A Junior Participating Preferred Stock are outstanding, this Restated Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.                               Fractional Shares.  Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

C.                                    Common Stock.  The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Section C of this Article IV.

1.                                      Dividend Rights.  Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, if any, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors and shall share equally on a per share basis in all such dividends and other distributions.

2.                                      Liquidation Rights.  Upon the liquidation, dissolution or winding up of this corporation, subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights, if any, the assets of this corporation shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

3.                                      Voting Rights.  The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.  The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

4.                                      Redemption.  The Common Stock is not redeemable.

ARTICLE V

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.                                    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.                                    The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.                                    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

ARTICLE VI

Subject to Section 3(c) of Article IV(B), the number of directors of the Corporation shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.  For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.  Each director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s prior death, resignation, retirement, disqualification or other removal.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VII

To the fullest extent permitted by the laws of the State of Delaware as it exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VIII

The Board of Directors is expressly empowered to adopt, amend or repeal any or all of the Bylaws of the Corporation.  Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board.  The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE IX

In addition to any vote of the holders of any class or series of the stock of this Corporation required by law which might otherwise permit a lesser vote or no vote, or this Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal the provisions of Articles I, II, III and IV of this Restated Certificate of Incorporation.  In addition to any vote of the holders of any class or series of stock of the Corporation required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to (i) reduce or eliminate the number of authorized shares of Common Stock or the number of authorized shares of Preferred Stock set forth in Article IV or (ii) amend or repeal, or adopt any provision inconsistent with Parts A and B of Article IV, and Articles V, VI, VII, VIII, and this Article IX of this Restated Certificate of Incorporation.

ARTICLE X

A.                                    In recognition and anticipation (1) that directors, officers, employees or designees of SmithKline Beecham Corporation, a Pennsylvania corporation (“GSK”) may serve as directors of this corporation, (2) that GSK or companies which, following completion of the Transaction, are controlled by, control or are under common control with GSK (excluding the corporation and any company that is controlled by the corporation) (the “GSK Group”) engages and is expected to continue to engage in the same, similar or related activities and lines of business as those in which the corporation and its affiliates may engage and/or engage in other business activities that overlap with or compete with those in which the corporation and its affiliates may engage, subject only to any agreements to which the GSK Group and this corporation and its affiliates may be parties, (3) that the corporation and its affiliates will engage in material business transactions with the GSK Group, including (without limitation) being a significant supplier of the GSK Group and engaging in joint ventures and joint development activities, and that this corporation is expected to benefit therefrom, (4) that the corporation and its affiliates, on the one hand, and the GSK Group, on the other hand, may seek to take advantage of the same or related business and corporate opportunities or may seek to take advantage of corporate and business opportunities that are suitable for or of interest to the other or might be suitable for or of interest to the other if the other were aware of such opportunities, and (5) that, as a consequence of the foregoing, it is in the best interests of this corporation that the respective rights and duties of the corporation and of GSK, and the duties of any directors or officers of this corporation who are serving as designees of GSK, be determined and delineated in respect of any transactions between, or opportunities that may be suitable for or of interest to, both of the corporation and its affiliates, on the one hand, and the GSK Group, on the other hand, the provisions of this Article X shall regulate and define the conduct of certain of the business and affairs of the corporation and its affiliates in relation to GSK and any directors or officers of the corporation who are serving as designees of GSK.  As used in this Article X, the corporation’s affiliates do not include members of the GSK Group.

B.                                    1.  The corporation and its affiliates, on the one hand, and the GSK Group, on the other hand, may each take advantage of any or all business and corporate opportunities that may be available to them without offering the other any such business or corporate opportunity, informing the other of the existence of any such business or corporate opportunity, or giving the other the opportunity to participate in any such business or corporate opportunity, and the GSK Group shall have no duty arising from engaging in the same or similar activities or lines of business as the corporation and its affiliates, and neither the GSK Group nor any of its or their respective directors or officers shall be liable to this corporation or its stockholders for any breach of any duty to this corporation by reason of such activities by the GSK Group, except as expressly contemplated by section 2 of this Article X, Section B.  Without limiting the foregoing, the corporation and its affiliates, on the one hand, and the GSK Group, on the other hand, may separately compete for the same acquisition opportunities, in the development or acquisition of the same or similar technology or intellectual property rights, and for the same customers and the same suppliers.  The corporation, on its own behalf and on behalf of its affiliates, to the fullest extent permitted by law, renounces any interest in or expectancy in, any or all corporate and business opportunities that are presented to the GSK Group or to any of their officers, directors and employees, even if such officers, directors or employees are also directors of the corporation, except as expressly contemplated by section 2 of this Article X, Section B and waives any claim that any such opportunity constituted a corporate opportunity of the corporation that should have been presented to the corporation or any of its affiliates; provided, that such renunciation shall not prevent the corporation or its affiliates from separately seeking to take advantage of any or all of such corporate and business opportunities that come to the corporation or its affiliates, or its officers, directors or employees, in their own right, or that the corporation or its affiliates, or its officers, directors or employees become aware of in their own right.  Without limiting the foregoing, except as expressly set forth in subsection 2 of this Article X, Section B, no director, officer or employee of the GSK Group who is also a director or officer of the corporation shall have any duty to inform the corporation (or any of its other directors or its officers) of the availability or potential availability of any corporate or business opportunity known to such person in his or her capacity as an officer, director or employee of GSK or any member of the GSK Group or to inform the corporation (or its other directors or officers) of the plans of the GSK Group with respect thereto.

2.                                      In the event that a director of the corporation who has been designated by GSK to serve on the board of directors acquires knowledge of a potential transaction or technology or other matter which may be a corporate or business opportunity for both the corporation and the GSK Group, such director shall to the fullest extent permitted by law have fully satisfied and fulfilled the fiduciary duty of such director to the corporation and its stockholders with respect to such corporate and business opportunity, and the corporation to the fullest extent permitted by law renounces its interest in and waives any claim that such corporate or business opportunity constituted a corporate opportunity of the corporation that should have been presented to the corporation or any of its affiliates, if such director acts in a manner consistent with the following policy:

(a)                                 A corporate or business opportunity offered to any person who is a director of this corporation, and who is not a director, officer or employee of the GSK Group, shall belong to the corporation; and

(b)                                 A corporate or business opportunity offered to any person who is a director of the corporation and who is a director, officer or employee of GSK or a member of the GSK Group, shall belong to the corporation only if such opportunity is expressly offered to such person primarily in his or her capacity as a director of the corporation, and otherwise shall belong to GSK.

3.                                      Nothing in this Article X, Section B shall invalidate, limit or restrict the enforceability of any agreement properly entered into by the corporation and GSK, including any non-competition agreement or agreement to provide information or share business or corporate opportunities or participate in business or corporate opportunities, or agreement intended to further effectuate the general purposes of this Article X, Section B.

C.                                    The provisions of this Article X shall have no further force or effect at such time as GSK shall first cease to be the owner, in the aggregate, of twenty percent (20%) or more of the Common Stock; provided, however, that such termination shall not terminate the effect of such provisions with respect to (1) any agreement that was entered into before such time or any transaction entered into in the performance of such agreement, whether entered into before or after such time, (2) any transaction entered into before such time, or (3) any business opportunity that first arose before that time.

D.                                    Notwithstanding anything to the contrary elsewhere contained in this Restated Certificate of Incorporation, the affirmative vote of the holders of at least 85% of the voting power of all shares of the Corporation’s voting stock then outstanding, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article X.

*     *     *

THIRD:                                                   The foregoing amendment and restatement of the Restated Certificate of Incorporation of this corporation was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

FOURTH:                                        That said amendment and restatement was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 27th day of April, 2016.

/s/ Michael W. Aguiar
Michael W. Aguiar
President and Chief Executive Officer